EXHIBIT 10.1


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INFINITY CAPITAL GROUP, INC.
Private Equity Investments  - M&A
                                                       80 Broad Street 5th Floor
                                                        New York, New York 10004
================================================================================
Phone (212) 962-4400
Fax (212) 962-4422
                      SPA & MERGER & INVESTMENT TERM SHEET

         This term sheet dated November 7, 2006 ("Term Sheet") summarizes the basic terms and conditions on which Satellite Organizing Solutions, Inc. (Pink
Sheets: SOZG), a Portfolio Company of Infinity Capital Group, Inc. ("Infinity"), proposes to merge with Bravera, Inc ("Bravera")., and summarizes the basic terms and conditions on which Infinity will make a parallel equity investment along with the Liberty Growth Fund LP and its co-investors, partners, principals and affiliates (collectively, "Liberty") subject to the contingencies described below. This Term Sheet is contingent on all these terms being satisfied shall expire on Tuesday, November 14, 2006 at 11:00 A.M.

LIBERTY - INFINITY SPA
FOR SOZG RESTRICTED SHARES    Liberty  shall  acquire   1,000,000  of  Satellite
                              Organizing  Solutions,  Inc.'s ("SOZG") Restricted
                              Shares from  Infinity  for cash  consideration  in
                              accordance  with the  following  Payment  Plan for
                              Infinity's SOZG Restricted  Shares. At Closing and
                              thereafter,  Liberty  shall  have  the  option  to
                              convert such  Restricted  Shares to an  equivalent
                              number of Preferred  Shares (by returning all or a
                              portion  of  such  Restricted   Shares  to  SOZG'S
                              Treasury  and  having  SOZG'S  re-issue  Preferred
                              Shares to Liberty).

LIBERTY  PAYMENT OF SHELL
EXPENSE  FEE TO  INFINITY     Liberty agrees to provide  Infinity with a payment
                              of  $10,000   which   shall  be  applied   towards
                              Infinity's expenses related to the transaction and paid according to:

                              MILESTONE                                  AMOUNT
                              --------------------------------------------------
                              Completion of SOZG DD                      $ 5,000
                              At Closing                                 $ 5,000
                                                                         -------
                              TOTAL                                      $10,000

LIBERTY PAYMENT PLAN FOR
INFINITY'S SOZG
RESTRICTED SHARES             Liberty shall pay Infinity cash  consideration  of
                              $110,000,  at Closing, for 1,000,000 of Infinity's
                              SOZG Restricted Shares.

LIBERTY SPA FOR SOZG
PREFERRED SHARES              Liberty  shall  acquire  newly  issued   Preferred
                              Shares  from SOZG,  in  accordance  with the Price
                              Formula or Share Calculation,  as applicable,  for
                              cash   consideration,   in  accordance   with  the
                              following  Payment Plan for SOZG Preferred Shares.
                              At any time after Closing, Liberty shall have the right, subject to certain Beneficial Ownership
                              Restrictions, to convert such Preferred Shares into an equivalent number of Common Shares.

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LIBERTY  PAYMENT PLAN FOR
SOZG PREFERRED  SHARES        Liberty and 3rd Party Debt sources  shall  provide
                              up to $7.8MM of Capital Funding to SOZG. SOZG will employ these Funds as follows:
                              1) $7MM  shall  be paid  to the  Shareholders  of
                                 Bravera as outlined herein
                              2) 500,000 shall be invested in Bravera as Working
                                 Capital
                              3) Repay up to $300,000 of Bravera's current debt


BRAVERA & SOZG SUBSIDIARY
MERGER Structured between a wholly owned subsidiary of SOZG and Bravera, with SOZG, as the surviving parent company, obtaining at Closing 100% of Bravera's issued and outstanding equity and 100% of Bravera's related Party Intellectual Property.


BRAVERA & SOZG  SUBSIDIARY
MERGER  TRANSACTION           Bravera's shareholders will receive at Closing (a)
                              newly issued Common Shares from SOZG, equal to no less than 30% of SOZG's Total Shares Outstanding
                              ("TSO"),  calculated in accordance  with the Price
                              Formula or Share Calculation,  as applicable,  and
                              (b) $7MM in cash consideration.


SOZG PRE-CLOSING CAP TABLE    Infinity-Restricted Shares    2,500,000 {  71.28%}
                              SOZG FLOAT                    1,007,250 {  28.72%}
                                                            --------------------
                              TOTAL                         3,507,250  {100.00%}

                              Note:  "{}" signifies the percentage of the TOTAL

SOZG SHARE PRICE              $0.10 per share as of 10/6/06

AT CLOSING  ALLOCATION OF
SOZG'S  SHARE PRICE
FORMULA [ASSUMING A SOZG
SHARE PRICE < $0.50]
("PRICE FORMULA")             The following Capital Table formula shall apply in
                              the event the SOZG Share  Price at Closing  ("SP @
                              Closing") is less than $0.50 per share.
                              Fixed component of the Formula:
                               Restricted Shares:
                                  Infinity                        1,500,000 {A%}
                                  Liberty-Purchased from Infinity 1,000,000{B%} SOZG FLOAT:
                                  Public                          1,007,250 {C%}

                              Variable component of the Formula:
                               Newly Issued Common Shares:
                                  Bravera                       30% x TOTAL {E%}
                               Newly Issued Preferred Shares:
                                  Liberty            (100%-(A%+B%+C%+E%+G%+ H%))
                                                                x TOTAL
                                  Infinity-Investment   Liberty x 500/4,250 {G%}
                                  Infinity-Makeup       TOTAL X (3.5%-A%)   {H%}
                                                        ------------------------
                              TOTAL                      20,007,250/SP @ Closing


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AT CLOSING  ALLOCATION OF
SOZG SHARES CALCULATION
[ASSUMING A SOZG SHARE PRICE
 > $0.50]
("SHARE CALCULATION")         The  following  Capital  Table  shall apply in the
                              event  the SOZG SP @  Closing  equals  or  exceeds
                              $0.50 per share.
                              Restricted Shares:
                               Infinity                       1,500,000 {3.75%}
                               Liberty-Purchased from
                                Infinity                      1,000,000 {2.50%}
                              SOZG FLOAT:
                               Public                         1,007,250 {2.51%}
                              Newly Issued Common Shares:
                               Bravera                       12,000,000 {30.00%}
                              Newly Issued Preferred Shares:
                               Liberty                       21,617,647 {54.04%}
                               Infinity-Investment            2,882,353  {7.76%}
                               Infinity-Makeup                        0  {0.00%}
                                                          ----------------------
                              TOTAL                          40,007,250{100.00%}


WARRANTS ISSUED TO LIBERTY    $6,000,000/SP  @  Closing,  priced  at  2 x SP @
                              Closing
                              $8,000,000/SP  @  Closing,  priced  at  4 x SP @
                              Closing
                              $12,000,000/SP  @  Closing,  priced  at  6 x  SP @
                              Closing
                              And,  10%  warrant   coverage  on  total  commited
                              Capital amount

INFINITY-  PARALLEL
INVESTMENT  AND PREFERRED
STOCK PURCHASE FROM
LIBERTY At the Closing of the Bravera merger transaction, INFINITY will purchase shares of SOZG Preferred Stock from Liberty (with the conveyance of all rights and restrictions therein, including convertibility into common stock and pro-rata distribution of Warrants Issued to Liberty) per the applicable Allocation of SOZG Shares Calculation for cash consideration of $500,000

MERGER
CLOSING DATE:                 The parties  shall use their best efforts to close
                              the  Merger on or before  December  1,  2006,  and
                              shall have the right to extend the  closing for up
                              to  30  days,   if   necessary   to  complete  the
                              conditions of closing (the "Closing Date"). The completion of the merger shall be subject to satisfactory completion of due diligence by SOZG and Infinity.

CONTINGENCIES & FINAL
DOCUMENTS:                    Closing   shall  be   contingent  on  all  of  the
                              following:   (a)   Completion  of  reasonable  due
                              diligence  by all  parties;  Parties to submit due
                              diligence   material   pursuant   to  a  checklist
                              submitted  after signing of this term sheet, to be
                              returned no later than ten (10) business days from
                              the date of  signing of this term  sheet.  Bravera
                              shall grant  Infinity and SOZG complete  access to
                              it's  books  and  records,   including  access  to
                              customers,   suppliers,  and  key  employees.  (b)
                              Execution of a definitive merger agreements signed
                              by    the    parties,     containing     customary
                              representations  and warranties and other terms as
                              the  parties  may agree.  (c) The  divestiture  of
                              SOZG's  current  business   operations.   (d)  The
                              resignation of all SOZG's  officers and directors.

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                              (e)   No    significant    adverse    changes   in
                              relationships   as   described   with   customers,
                              suppliers, and management. (f) Satisfaction of the terms and conditions set forth in that certain term sheet dated September 1, 2006 by and between Bravera and Liberty. Infinity warrants that there will be minimal assets and liabilities of less than $5,000 (direct or contingent) in SOZG at the closing, nor will there be any warrants, options
                              or  other   interests   in  SOZG  other  than  the
                              3,507,250 common shares identified as part of this agreement. Infinity will indemnify Bravera for any breach of the representations made by SOZG in the merger agreement.

NAME: The name of SOZG post merger will be changed to Bravera, Inc. The merger details shall be determined by counsel for the parties in the Definitive Merger Agreement to maximize both tax and legal structure.

REGISTERED SHARES:            The  Company's  Counsel  will  prepare a 10-SB for
                              SOZG 30 business days following the closing of the
                              equity Investment. The Company's Counsel will also
                              prepare a  Registration  Statement  (SB-2) for the
                              underlying   common  shares  associated  with  the
                              Warrant and  Preferred  Shares.  The  Registration
                              Statement shall be filed no later than 10business days from the date the 10-SB becomes effective.
                              The holders of common stock shall have one vote for each share.

VOTING
RIGHTS: The holders of common stock shall have one vote for each share.

REGISTRATION
RIGHTS: The common shares underlying the Preferred Shares and the Warrantsand Infinity's Restricted Shares, shall be registered in the Company's Registration Statement.


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LOCK-UP PERIOD                Infinity shall enter into a lock-up agreement with
                              Liberty in which it shall agree not to sell any of its Preferred Shares, and Restricted Shares until the 1st year anniversary of the Closing and thereafter until the 2nd year anniversary of the Closing shall sell either (i) into the public market no more than 1% of the average daily volume or (ii) to an institution which Liberty shall agree to, such agreement not to be unreasonably withheld. The Lock-up agreement shall include a tagalong provision. In the event that Liberty shall sell all or a portion of its Preferred Shares, Infinity shall have the right but not obligation to sell Preferred Shares on a pro-rata basis.

SALE OF INFINITY
PREFERRED SHARES
TO LIBERTY DURING
LOCK-UP PERIOD                In the even that  Infinity  wishes to sell a small
                              percentage  of its  Preferred  Shares  during  the
                              Lock-Up  Period,  Liberty  agrees to purchase such
                              shares   upon   mutually   agreeable   terms   and
                              conditions


BOARD
REPRESENTATION:               The   Preferred   Shares   shall   have  no  Board
                              Representation


RELEASE  F  INFORMATION       Upon  mutual   agreement  of  Liberty,   Infinity,
                              Bravera and their respective legal counsel, SOZG shall issue Press Releases associated with this pending transaction.


EXCLUSIVITY:                  The  signing  of this term  sheet by both  parties
                              shall constitute a legally binding Letter of Intent, subject to completion of satisfactory due diligence by the parties at their sole discretion, and shall be in effect for a period of 60 days.



INFINITY CAPITAL GROUP, INC.                  LIBERTY GROWTH FUND LP

By:/s/Gregory H. Laborde                      By:/s/Philip Seifert
   Title: President                              Title: General Partner



SATELLITE ORGANIZING SOLUTIONS, INC.          BRAVERA, INC.

By:/s/Gregory H. Laborde                      By:/s/Chris Watson
   Title: President                              Title: President & CEO